NVIT Form N-SAR 6/30/2015
Item No. 77.O - RULE 10f-3 AFFILIATED UNDERWRITER
SYNDICATE TRANSACTIONS

Adviser/ Sub-Adviser BlackRock Investment Management, LLC

Nationwide Fund NVIT Bond Index Fund

Issuer Actavis Funding SCS (2022)

Underwriter/ Affiliated Participant Underwriter J.P. Morgan Securities LLC/
PNC Capital Markets LLC

Aggregate Principal Purchase Amount/ Aggregate Principal Offering Amount

$200,000,000/ $3,000,000,000

Commission or % of Offering 0.625%

Purchase Date 03/03/2015

Adviser/ Sub-Adviser BlackRock Investment Management, LLC

Nationwide Fund NVIT Bond Index Fund

Issuer Actavis Funding SCS (2035)

Underwriter/ Affiliated Participant Underwriter J.P. Morgan Securities LLC/
PNC Capital Markets LLC

Aggregate Principal Purchase Amount/ Aggregate Principal Offering Amount

$175,000,000/ $2,500,000,000

Commission or % of Offering 0.875%

Purchase Date

03/03/2015

Adviser/ Sub-Adviser BlackRock Investment Management, LLC

Nationwide Fund NVIT Bond Index Fund

Issuer
Barclays PLC (2025)

Underwriter/ Affiliated Participant Underwriter Barclays Capital Inc./
PNC Capital Markets LLC

Aggregate Principal Purchase Amount/ Aggregate Principal Offering Amount

$240,000,000/ $2,000,000,000

Commission or % of Offering
0.450%

Purchase Date 03/09/2015

Adviser/ Sub-Adviser BlackRock Investment Management, LLC

Nationwide Fund NVIT Bond Index Fund

Issuer BorgWarner Inc. (2025)

Underwriter/ Affiliated Participant Underwriter

Merrill Lynch,
Pierce, Fenner & Smith Incorporated/ PNC Capital Markets LLC

Aggregate Principal Purchase Amount/ Aggregate Principal Offering Amount

$15,000,000/ $500,000,000

Commission or % of Offering
0.650%

Purchase Date 03/09/2015

Adviser/ Sub-Adviser BlackRock Investment Management, LLC

Nationwide Fund NVIT Bond Index Fund

Issuer
Burlington Northern Santa Fe, LLC (2025)

Underwriter/ Affiliated Participant Underwriter
Goldman, Sachs & Co./
PNC Capital Markets LLC

Aggregate Principal Purchase Amount/ Aggregate Principal Offering Amount
$15,650,000/ $500,000,000

Commission or % of Offering 0.650%

Purchase Date
03/04/2015

Adviser/ Sub-Adviser BlackRock Investment Management, LLC

Nationwide Fund NVIT Bond Index Fund

Issuer Cigna Corporation (2025)

Underwriter/ Affiliated Participant Underwriter J.P.Morgan Securities LLC/

PNC Capital Markets LLC

Aggregate Principal Purchase Amount/ Aggregate Principal Offering Amount

$79,045,000/ $900,000,000

Commission or % of Offering 0.650%

Purchase Date 03/11/2015

Adviser/ Sub-Adviser BlackRock Investment Management, LLC

Nationwide Fund NVIT Bond Index Fund

Issuer
Deutsche Bank AG, London Branch (2018)

Underwriter/ Affiliated Participant Underwriter Deutsche Bank Securities Inc./
PNC Capital Markets LLC

Aggregate Principal Purchase Amount/ Aggregate Principal Offering Amount
$175,014,000/ $2,000,000,000

Commission or % of Offering 0.150%

Purchase Date 02/10/2015

Adviser/ Sub-Adviser BlackRock Investment Management, LLC

Nationwide Fund NVIT Bond Index Fund

Issuer FedEx Corporation (2035)

Underwriter/ Affiliated Participant Underwriter Citigroup Global Markets Inc./

PNC Capital Markets LLC

Aggregate Principal Purchase Amount/ Aggregate Principal Offering Amount
$30,000,000/ $500,000,000

Commission or % of Offering 0.875%

Purchase Date

01/06/2015

Adviser/ Sub-Adviser BlackRock Investment Management, LLC

Nationwide Fund NVIT Bond Index Fund

Issuer LYONDELLBASELL INDUSTRIES NV (2055)

Underwriter/ Affiliated Participant Underwriter MORGAN STANLEY & CO LLC

Aggregate Principal Purchase Amount/ Aggregate Principal Offering Amount
$52,510,000/ $1,000,000,000

Commission or % of Offering 1.00%

Purchase Date 02/26/2015

Adviser/ Sub-Adviser BlackRock Investment Management, LLC

Nationwide Fund NVIT Bond Index Fund

Issuer ONEOK Partners, L.P. (2025)

Underwriter/ Affiliated Participant Underwriter
J.P.Morgan Securities LLC/
PNC Capital Markets LLC

Aggregate Principal Purchase Amount/ Aggregate Principal Offering Amount
$5,850,000/ $500,000,000

Commission or % of Offering 0.650%

Purchase Date 03/17/2015

Adviser/ Sub-Adviser BlackRock Investment Management, LLC

Nationwide Fund NVIT Bond Index Fund

Issuer

The J.M. Smucker Company (2035)

Underwriter/ Affiliated Participant Underwriter J.P.Morgan Securities LLC/
PNC Capital Markets LLC

Aggregate Principal Purchase Amount/ Aggregate Principal Offering Amount
$16,400,000/ $650,000,000

Commission or % of Offering 0.750%

Purchase Date

03/12/2015

Adviser/ Sub-Adviser BlackRock Investment Management, LLC

Nationwide Fund NVIT Bond Index Fund

Issuer Waste Management, Inc. (2035)

Underwriter/ Affiliated Participant Underwriter Goldman, Sachs & Co./
PNC Capital Markets LLC

Aggregate Principal Purchase Amount/ Aggregate Principal Offering Amount
$30,000,000/ $450,000,000

Commission or % of Offering

0.875%

Purchase Date 02/18/2015

Adviser/ Sub-Adviser BlackRock Investment Management, LLC

Nationwide Fund NVIT Bond Index Fund

Issuer Zimmer Holdings, Inc. (2035)

Underwriter/ Affiliated Participant Underwriter CITIGROUP GLOBAL MARKETS INC./

PNC Capital Markets LLC

Aggregate Principal Purchase Amount/ Aggregate Principal Offering Amount
$30,000,000/ $500,000,000

Commission or % of Offering 0

..875%

Purchase Date
03/10/2015

Adviser/ Sub-Adviser BlackRock Investment Management, LLC

Nationwide Fund NVIT Bond Index Fund

Issuer

Xerox Corporation (2035)

Underwriter/ Affiliated Participant Underwriter Mizuho Securities USA Inc./

PNC Capital Markets LLC

Aggregate Principal Purchase Amount/ Aggregate Principal Offering Amount
$15,000,000/ $250,000,000

Commission or % of Offering 0.875%

Purchase Date

02/26/2015

Adviser/ Sub-Adviser BlackRock Investment Management, LLC

Nationwide Fund NVIT Bond Index Fund

Issuer AutoZone, Inc. (2025)

Underwriter/ Affiliated Participant Underwriter J.P.Morgan Securities LLC/
PNC Capital Markets LLC

Aggregate Principal Purchase Amount/ Aggregate Principal Offering Amount

$30,000,000/ $400,000,000

Commission or % of Offering 0.650%

Purchase Date

04/20/2015

Adviser/ Sub-Adviser BlackRock Investment Management, LLC

Nationwide Fund NVIT Bond Index Fund

Issuer CSX Corporation (2050)

Underwriter/ Affiliated Participant Underwriter

Morgan Stanley & Co. LLC/
PNC Capital Markets LLC

Aggregate Principal Purchase Amount/ Aggregate Principal Offering Amount
$20,365,000/ $600,000,000

Commission or % of Offering

0.875%

Purchase Date 04/16/2015

Adviser/ Sub-Adviser BlackRock Investment Management, LLC

Nationwide Fund NVIT Bond Index Fund

Issuer Host Hotels & Resorts, L.P. (2025)

Underwriter/ Affiliated Participant Underwriter Goldman Sachs & Co./
PNC Capital Markets LLC

Aggregate Principal Purchase Amount/ Aggregate Principal Offering Amount
$35,000,000/ $500,000,000

Commission or % of Offering

0.650%

Purchase Date
05/16/2015

Adviser/ Sub-Adviser BlackRock Investment Management, LLC

Nationwide Fund NVIT Bond Index Fund

Issuer Marathon Oil Corporation (2025)

Underwriter/ Affiliated Participant Underwriter J.P.Morgan Securities LLC/
PNC Capital Markets LLC

Aggregate Principal Purchase Amount/ Aggregate Principal Offering Amount
$7,900,000/ $900,000,000

Commission or % of Offering 0.650%

Purchase Date 06/01/2015

Adviser/ Sub-Adviser BlackRock Investment Management, LLC

Nationwide Fund NVIT Bond Index Fund

Issuer Norfolk Southern Coporation (2045)

Underwriter/ Affiliated Participant Underwriter J.P.Morgan Securities LLC/
PNC Capital Markets LLC

Aggregate Principal Purchase Amount/ Aggregate Principal Offering Amount

$12,900,000/ $500,000,000

Commission or % of Offering
0.875%

Purchase Date 05/28/2015

Adviser/ Sub-Adviser BlackRock Investment Management, LLC

Nationwide Fund NVIT Bond Index Fund

Issuer
Precision Castparts Corp. (2035)

Underwriter/ Affiliated Participant Underwriter
J.P.Morgan Securities LLC/
PNC Capital Markets LLC

Aggregate Principal Purchase Amount/ Aggregate Principal Offering Amount

$11,700,000/ $275,000,000

Commission or % of Offering 0.750%

Purchase Date
06/01/2015

Adviser/ Sub-Adviser BlackRock Investment Management, LLC

Nationwide Fund NVIT Bond Index Fund

Issuer Reynolds American Inc. (2035)

Underwriter/ Affiliated Participant Underwriter Citigroup Global Markets Inc./

PNC Capital Markets LLC

Aggregate Principal Purchase Amount/ Aggregate Principal Offering Amount

$30,000,000/ $275,000,000

Commission or % of Offering
0.875%

Purchase Date

06/19/2015

Adviser/ Sub-Adviser BlackRock Investment Management, LLC

Nationwide Fund NVIT Bond Index Fund

Issuer Ryder System, Inc. (2020)

Underwriter/ Affiliated Participant Underwriter

Mitsubishi UFJ Securities (USA), Inc./
PNC Capital Markets LLC

Aggregate Principal Purchase Amount/ Aggregate Principal Offering Amount
$30,000,000/ $300,000,000

Commission or % of Offering

0.500%

Purchase Date 05/04/2015

Adviser/ Sub-Adviser BlackRock Investment Management, LLC

Nationwide Fund NVIT Bond Index Fund

Issuer
The Southern Company (2020)

Underwriter/ Affiliated Participant Underwriter

Goldman, Sachs & Co./
PNC Capital Markets Llc

Aggregate Principal Purchase Amount/ Aggregate Principal Offering Amount

$13,250,000/ $600,000,000

Commission or % of Offering
0.600%

Purchase Date
06/09/2015

Adviser/ Sub-Adviser BlackRock Investment Management, LLC

Nationwide Fund NVIT Bond Index Fund

Issuer Wisconsin Energy Corporation (2025)

Underwriter/ Affiliated Participant Underwriter
J.P.Morgan Securities LLC/
PNC Capital Markets LLC

Aggregate Principal Purchase Amount/ Aggregate Principal Offering Amount
$6,950,000/ $500,000,000

Commission or % of Offering
0.650%

Purchase Date
06/04/2015

Adviser/ Sub-Adviser BlackRock Investment Management, LLC

Nationwide Fund NVIT Bond Index Fund

Issuer Union Pacific Corporation (2025)

Underwriter/ Affiliated Participant Underwriter

Merrill Lynch,
Pierce, Fenner & Smith Incorporated/ PNC Capital Markets LLC

Aggregate Principal Purchase Amount/ Aggregate Principal Offering Amount
$15,300,000/ $300,000,000

Commission or % of Offering
0.650%

Purchase Date
06/16/2015

Adviser/ Sub-Adviser
JPMorgan Investment Management Inc.

Nationwide Fund
NVIT Multi-Manager Small Cap Value Fund

Issuer Fogo De Chao IPO (FOGO, 34417710)

Underwriter/ Affiliated Participant Underwriter
Jefferies/
JPMorgan Securities LLC

Aggregate Principal Purchase Amount/ Aggregate Principal Offering Amount
$1,444,000/ $88,235,280

Commission or % of Offering
$1.40

Purchase Date 06/19/2015

Adviser/ Sub-Adviser
JPMorgan Investment Management Inc.

Nationwide Fund
NVIT Multi-Manager Small Cap Value Fund

Issuer
Party City Holdco Inc. IPO (PRTY, 70214910)

Underwriter/ Affiliated Participant Underwriter
Goldman, Sachs & Co./
JPMorgan Securities LLC

Aggregate Principal Purchase Amount/ Aggregate Principal Offering Amount
$2,403,800/ $371,875,000

Commission or % of Offering $1.0625

Purchase Date

04/16/2015

Adviser/ Sub-Adviser
JPMorgan Investment Management Inc.

Nationwide Fund
NVIT Multi-Manager Small Cap Value Fund

Issuer

Univar Inc. IPO (UNVR, 91336L10)

Underwriter/ Affiliated Participant Underwriter Deutsche Bank Securities/
JPMorgan Securities LLC

Aggregate Principal Purchase Amount/ Aggregate Principal Offering Amount
$10,472,000/ $770,000,000

Commission or % of Offering $1.32

Purchase Date

06/18/2015

Adviser/ Sub-Adviser
JPMorgan Investment Management Inc.

Nationwide Fund
NVIT Multi-Manager Small Cap Value Fund

Issuer
Virtu Financial, Inc. IPO (VIRT, 92825410)

Underwriter/ Affiliated Participant Underwriter
Goldman, Sachs & Co./
JPMorgan Securities LLC

Aggregate Principal Purchase Amount/ Aggregate Principal Offering Amount

$2,698,000/ $314,113,168

Commission or % of Offering $1.33

Purchase Date 04/16/2015

Adviser/ Sub-Adviser
Wells Capital Management

Nationwide Fund
NVIT Multi-Manager Mid-Cap Growth Fund

Issuer BOX INC (BOX)

Underwriter/ Affiliated Participant Underwriter JPMORGAN/

Morgan Stanley, Credit Suisse, BMO Capital Markets, Canaccord Genuity,
Pacific Crest Securities, Raymond James, Wells Fargo Securities

Aggregate Principal Purchase Amount/ Aggregate Principal Offering Amount
$2,800,000/ $175,000,000

Commission or % of Offering

7.000%/ $0.980

Purchase Date 01/23/2015

Adviser/ Sub-Adviser
Wells Capital Management

Nationwide Fund
NVIT Multi-Manager Mid-Cap Growth Fund

Issuer

THE MICHAELS COS INC (MIK)

Underwriter/ Affiliated Participant Underwriter Goldman Sachs/
J.P.Morgan, Barclays, Deutsche Bank Securities, BofA Merrill Lynch,
Credit Suisse, Morgan Stanley, Wells Fargo Securities, Guggenheim Securities,
Macquarie Capital, Nomura, Piper Jaffray, Raymond James, Stephens Inc.,
SunTrust Robinson Humphrey, Ramirez & Co., Inc., Telsey Advisory Group,
The Williams Capital Group, L.P.

Aggregate Principal Purchase Amount/ Aggregate Principal Offering Amount

$15,288,000/ $442,176,000

Commission or % of Offering 4.000%/ $0.9408

Purchase Date
01/23/2015

Adviser/ Sub-Adviser
Wells Capital Management

Nationwide Fund
NVIT Multi-Manager Mid-Cap Growth Fund

Issuer CATALENT INC (CTLT)

Underwriter/ Affiliated Participant Underwriter MORGAN STANLEY/

J.P.Morgan, BofA Merrill Lynch, Goldman, Sachs & Co., Jefferies,
Deutsche Bank Securities, Blackstone Capital Markets, Piper Jaffray,
Raymond James, Wells Fargo Securities, William Blair, Evercore ISI

Aggregate Principal Purchase Amount/ Aggregate Principal Offering Amount
$59,000,000/ $699,150,000

Commission or % of Offering

3.750%/ $1.106

Purchase Date 03/03/2015

Adviser/ Sub-Adviser
Wells Capital Management

Nationwide Fund
NVIT Multi-Manager Mid-Cap Growth Fund

Issuer
MOBILEYE NV (MBLY)

Underwriter/ Affiliated Participant Underwriter GOLDMAN SACHS/
Morgan Stanley, Deutsche Bank Securities, Barclays, Citigroup,
Raymond James, William Blair, Wells Fargo Securities

Aggregate Principal Purchase Amount/ Aggregate Principal Offering Amount
$18,787,500/ $715,052,250

Commission or % of Offering 2.500%/ $1.040

Purchase Date
03/17/2015

Adviser/ Sub-Adviser
Wells Capital Management

Nationwide Fund
NVIT Multi-Manager Mid-Cap Growth Fund

Issuer INOVALON HOLDINGS INC - A (INOV)

Underwriter/ Affiliated Participant Underwriter GOLDMAN SACHS/
Morgan Stanley, Citigroup, BofA Merrill Lynch, UBS Investment Bank,
Baird, Piper Jaffray, Wells Fargo Securities, William Blair

Aggregate Principal Purchase Amount/ Aggregate Principal Offering Amount
$250,000/ $599,999,994

Commission or % of Offering 5.928%/ $1.600

Purchase Date
02/12/2015

Adviser/ Sub-Adviser
Wells Capital Management

Nationwide Fund
NVIT Multi-Manager Mid-Cap Growth Fund

Issuer

BLACK KNIGHT FINANCIAL INC (BKFS)

Underwriter/ Affiliated Participant Underwriter
BANK OF AMERICA MERRILL LYNCH/
J.P.Morgan, Wells Fargo Securities, Goldman, Sachs & Co., Citigroup,
Credit Suisse, Deutsche Bank Securities, SunTrust Robinson Humphrey,
Dowling & Partners Securities LLC, Keefe, Bruyette & Woods, Mizuho Securities,
Piper Jaffray, Stephens Inc.

Aggregate Principal Purchase Amount/ Aggregate Principal Offering Amount
$8,379,000/ $441,000,000

Commission or % of Offering 5.500%/ $1.3475

Purchase Date

05/20/2015

Adviser/ Sub-Adviser
Wells Capital Management

Nationwide Fund
NVIT Multi-Manager Mid-Cap Growth Fund

Issuer
Catalent Inc (CTLT)

Underwriter/ Affiliated Participant Underwriter
Morgan Stanley/
J.P.Morgan, BofA Merrill Lynch, Goldman, Sachs & Co., Jefferies,
Deutsche Bank Securities, Blackstone Capital Markets, Evercore ISI,
Raymond James, Wells Fargo Securities, William Blair

Aggregate Principal Purchase Amount/ Aggregate Principal Offering Amount

$10,875,000/ $406,000,000

Commission or % of Offering
3.000%/ $0.8700

Purchase Date
06/02/2015